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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported) March 3, 1995
                                 (February 21, 1995)


                               HONDO OIL & GAS COMPANY
                (Exact name of registrant as specified in its charter)



               Delaware                  1-8979           95-1998768
      (State or other jurisdiction   (Commission       (I.R.S. Employer
          of incorporation)           File Number)    Identification No.)


              410 East College Boulevard, Roswell, New Mexico     88201
                (Address of principal executive offices)       (Zip Code)


          Registrant's telephone number, including area code: (505) 625-8700




        _____________________________________________________________________

            (Former name or former address, if changed since last report)

                        There are no exhibits to this report.












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     Item 5.  Other Events

     In its Form 10-Q for the quarter ended December 31, 1994, the registrant disclosed that drilling of the Opon No. 4 well was expected to commence in February 1995. Drilling of the Opon No. 4 well commenced on February 21, 1995. The new well is located approximately three-quarters of a mile south of the Opon No. 3 well which was completed in 1994. The Opon No. 4 well is expected to require four to five months to drill, complete and test.



                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HONDO OIL & GAS COMPANY


     Date: March 3, 1995                     By:  /s/ Stanton J. Urquhart
                                             ______________________________
                                             Stanton J. Urquhart
                                             Vice President





























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